UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2024

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 30, 2024, reAlpha Tech Corp. (the “Company”) announced that reAlpha AI Labs (“AI Labs”), a research and development initiative to develop, partner with and potentially invest in artificial intelligence (“AI”) startups, invested in Xmore AI (“Xmore AI”), a company that provides AI-driven cybersecurity solutions that is developing a software that will consolidate multiple cybersecurity tools into one platform. The Company believes that this investment in Xmore AI will enhance the cybersecurity capabilities of its AI-powered homebuying platform, as well as provide Xmore AI additional funds to continue the development of its cybersecurity software, which will provide AI-driven cybersecurity solutions to enterprises in multiple industries.

On September 30, 2024, the Company issued a press release announcing the investment of AI Labs in Xmore AI. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

The information set forth and incorporated into Item 8.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the  Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Form 8-K includes “forward-looking statements”. Forward-looking statements include, among other things, statements about Xmore AI’s technology and the AI Labs initiative; the anticipated benefits of Xmore AI’s technology and the AI Labs initiative; the Company’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and the Company’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s limited operating history and that the Company has not yet fully developed its AI-based technologies; the Company’s ability to commercialize its developing AI-based technologies; whether the Company’s technology and products will be accepted and adopted by its customers and intended users; the Company’s ability to leverage Xmore AI’s technology and the AI Labs initiative into its existing business and the anticipated demand for AI Labs collaborations and partnerships; Xmore AI’s ability to develop its software to consolidate cybersecurity tools to provide AI-driven cybersecurity solutions to enterprises and the anticipated demand for such software; the inability to maintain and strengthen the Company’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain the Company’s growth; the inability of the Company’s customers to pay for the Company’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1**	Press Release, dated September 30, 2024.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024	REALPHA TECH CORP.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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